EXHIBIT 99.1

Press Release                                         Source: Defense Industries

DEFENSE INDUSTRIES INTERNATIONAL TO ACQUIRE OWEN MILLS COMPANY; ACQUISITION A MAJOR MILESTONE IN ACHIEVING INTERNATIONAL PRESENCE


     ASHKELON, ISRAEL, March 2, 2005 - Defense Industries International, Inc. (OTCBB: DFNS), a leading manufacturer and global provider of personal military and civilian protective equipment and supplies, today announced that it has signed a definitive agreement to acquire all of the outstanding shares of Owen Mills Company, a Los-Angeles based manufacturing and service company specializing in military and industrial sewing of marine and ballistic fabric products.

     Under the terms of the agreement, Defense Industries will purchase all of Owen Mills Company's outstanding stock in consideration for $200,000 in cash and shares of Defense's common stock having a value of $200,000, based on the average closing price per share of Defense Stock for the ten trading days preceding the issuance of such shares.

     The Owen Mills Company is a fully diversified manufacturing and service company. For over 50 years, Owen Mills has provided top quality products to its clients, working strictly as a sub-contractor, to ensure the security and individuality of each customer's product. The company has experience in fields such as: ballistics, marine products, military contracts and products.

     "This is a long-awaited strategic milestone for our Company," said Joseph Postbinder, CEO of Defense Industries. "We have been striving to obtain an American presence, with local US manufacturing facilities and US clients, as part of our long-term growth strategy. This acquisition provides us with a robust platform for future growth. It will enable us to advance our growth plans and to benefit, both immediately and in the long term, from increased and diversified manufacturing capabilities as well as a broader customer base. "


     "We are very excited to join forces with Defense," said Michael M. Ratner, President and co-founder of Owen Mills Company. "Defense Industries has a superb reputation for top quality products. We believe that our combined expertise and the synergy existing between our companies will enable us to offer the best solutions for the benefit of all our customers."

ABOUT DEFENSE INDUSTRIES INTERNATIONAL, INC.

Defense Industries International, Inc. is a leading manufacturer and global provider of personal military and civilian protective equipment and supplies. Defense Industries' main products include body armor, bomb disposal suits and bullet-resistant vests and jackets; ballistic wall covers, helmets, plates and one-way protective windows; personal military equipment, battle pouch units and combat harness units; dry storage units, liquid logistics, tents and vehicle covers; winter suits, sleeping bags and backpacks. The Company's manufacturing facilities meet American EQNET and international ISO 9001 standards. Main customers include the Israel Defense Forces, the North Atlantic Treaty Organization (NATO), the United Nations Peacekeeping Forces and other U.N. organizations. The Company has two main subsidiaries Export Erez Ltd. and Achidatex Nazareth Elite (1977) Ltd. For additional information, please visit the Company's web site at www.defense-industries.com

HARBOR STATEMENT
THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. CERTAIN STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF APPLICABLE FEDERAL SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, ANYTHING RELATING OR REFERRING TO FUTURE FINANCIAL RESULTS AND PLANS FOR FUTURE BUSINESS DEVELOPMENT ACTIVITIES, AND ARE THUS PROSPECTIVE. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED BASED ON CURRENT EXPECTATIONS. SUCH RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, THE RISKS AND UNCERTAINTIES SET FORTH FROM TIME TO TIME IN REPORTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. CONSEQUENTLY, FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE SUCH STATEMENTS TO REFLECT EVENTS THAT OCCUR OR CIRCUMSTANCES THAT EXIST AFTER THE DATE ON WHICH THEY WERE MADE.


CONTACT INFORMATION:


AYELET SHAKED SHILONI

INTEGRATED INVESTOR RELATIONS

972-3-635-6790

1-866-44-786-33

ayelet@integratedir.com